Exhibit 10.1

EXECUTION COPY

AMENDED AND RESTATED SUBSCRIPTION AGREEMENT

May 18, 2022

Global SPAC Partners Co.

2093 Philadelphia Pike #1968

Claymont, DE 19703

Attn: Jay Chandan, Chairman

Gorilla Technology Group Inc.

7F-1, No.302, Ruey Kuang Road, Neihu, Taipei, Taiwan, R.O.C.

Attn: Dr. Spincer Koh, CEO

Ladies and Gentlemen:

Reference is hereby made to that certain Subscription Agreement, dated as of February 10, 2022 (the “Original Subscription Agreement”), by and among between Global SPAC Partners Co., a Cayman Islands exempted company (together with its successors, the “Company”), Gorilla Technology Group Inc., a Cayman Islands exempted company (together with its successors, “Target”), and the undersigned subscriber (“Subscriber”), pursuant to which in connection with the proposed business combination (the “Transaction”) between the Company and the Target in accordance with that certain Business Combination Agreement, dated as of December 21, 2021 (the “Original BCA”, and as it is being amended and restated on or about the date hereof by the Amended BCA (as defined below), and as it may be further amended, the “BCA”), by and among, the Company, Target and Gorilla Merger Sub, Inc., a Cayman Islands exempted company and a direct wholly owned subsidiary of Target (“Merger Sub”), the Subscriber agreed to purchase from the Company a certain number of subunits of the Company (any such subunits offered in the Offering, “PIPE Subunits”), with each PIPE Subunit identical to the subunits (the “Public Subunits” and, together with the PIPE Subunits, the “Subunits”) included as part of the public units sold in the Company’s initial public offering (the “IPO”) as described in the final prospectus of the Company, dated as of April 8, 2021, and filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 12, 2021 (File No. 333-249465) (the “IPO Prospectus”), and consisting of (i) one Class A ordinary share, par value $0.0001 per share, of the Company (a “Company Ordinary Share”) and (ii) one-quarter (¼) of one redeemable public warrant to purchase one Company Ordinary Share (each such whole warrant, a “Company Public Warrant”), for a purchase price of $10.10 per Subunit (the “Purchase Price”), as part of a private placement conducted by the Company (the “Offering”) with Subscriber and with other purchasers (“Other Subscribers”) under other subscription agreements entered into in connection with the Offering (“Other Subscription Agreements”). Pursuant to the Original BCA, among other matters, (x) prior to the consummation of the transactions contemplated thereby (the “Transaction Closing”), Target will effect a recapitalization (the “Recapitalization”), where it will (A) first convert all of its outstanding preferred shares into ordinary shares of Target (“Target Ordinary Shares”), (B) then conduct a share recapitalization of the Target Ordinary Shares so that the total number of outstanding Target Ordinary Shares on a fully-diluted basis (treating outstanding options to purchase Target Ordinary Shares (“Target Options”) on a net-exercise basis) will be equal to 65,000,000 shares, and (C) equitably adjust the number of shares and exercise price to be purchased under outstanding Target Options based on such share recapitalization (which Target Options, for the avoidance of doubt, are deducted from the total 65,000,000 shares on a net-exercise basis, as described in the foregoing clause (B)); and (y) upon the Transaction Closing, Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Merger”), and as a result of which, each of the issued and outstanding securities of the Company immediately prior to the consummation of the Merger shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, in exchange for the right to receive a substantially identical security of Target (after breaking each Company unit and subunit into their respective component parts, and with each outstanding Company Ordinary Share and Class B ordinary share, par value $0.0001 per share, of the Company (a “Company Class B Share”) becoming one Target Ordinary Share and each outstanding Company Public Warrant becoming one redeemable warrant to purchase one Target Ordinary Share (a “Target Public Warrant”)) subject to the terms and conditions of the Original BCA.

On or about the date hereof, the Company, Target and Merger Sub amended and restated the Original BCA by entering into an Amended and Restated Business Combination Agreement (the “Amended BCA”), by and among, the Company, Target, Merger Sub, Global SPAC Sponsors LLC, a Delaware limited liability company, in the capacity thereunder as the representative (the “SPAC Representative”) of the shareholders of the SPAC prior to the Transaction Closing and the other shareholders of the Company (other than the Target Shareholders), and Tomoyuki Nii in the capacity thereunder as representative (the “Target Representative”) of the pre-Transaction Closing shareholders of Target (the “Target Shareholders”), which included certain amendments to the Original BCA to, among other matters, (i) place in escrow in a segregated escrow account (the “Earnout Escrow Account”) fourteen million (14,000,000) of the Target Ordinary Shares to be issued to the Target Shareholders in the Recapitalization (subject to equitable adjustment for share splits, share dividends, combinations, recapitalizations and the like after the Transaction Closing, including to account for any equity securities into which such shares are exchanged or converted, and together with any dividends or distributions or other income paid or otherwise accruing to such securities during the time such securities are held in the Earnout Escrow Account, “Earnout Shares”), and make such Earnout Shares contingent and only vest and be earned by the Target Shareholders if certain share price maintenance and financial performance and reporting metrics are achieved by the Target after the Transaction Closing, with such Earnout Shares forfeited if such metrics are not achieved, (ii) provide that holders of outstanding Company Ordinary Shares that are not redeemed or converted in the Closing Redemption, including PIPE Subunits purchased under this Subscription Agreement or Other Subscription Agreements (but not Company Class B Shares or Company securities purchased in the IPO Private Placement), receive for each Company Ordinary Share held one (1) Class A contingent value right (as referred to and defined in the BCA as a Class A CVR, a “Class A CVR”) entitling them to receive (as a new reissuance by Target of equivalent Target Ordinary Shares or other securities or property forfeited as part of applicable Earnout Shares) (A) a pro rata portion, among holders of Class A CVRs, of the Earnout Shares that are forfeited by Target Shareholders under the BCA for failure to meet any the Target Ordinary Share price maintenance requirements (as referred to and defined in the BCA as Price Protection Shares, “Price Protection Shares”), and (B) a pro rata portion, among holders of all CVRs, of the Earnout Shares that are forfeited by Target Shareholders under the BCA for failure to meet any the financial performance and reporting metric performance requirements (as referred to and defined in the BCA as Revenue Protection Shares, “Revenue Protection Shares”), (iii) provide that Subscriber and Other Subscribers receive for each PIPE Subunit purchased under this Subscription Agreement and Other Subscription Agreements, respectively, one-half (½) of one Class B contingent value right (as referred to and defined in the BCA as a Class B CVR, a “Class B CVR”, and each of one whole Class B CVR and Class A CVR, a “CVR”)) entitling them to receive (as a new reissuance by Target of equivalent Target Ordinary Shares or other securities or property forfeited as part of applicable Earnout Shares) a pro rata portion, among holders of all CVRs, of the Revenue Protection Shares (but not the Price Protection Shares), (iv) restrict the CVRs from being listed for trading or quotation on Nasdaq, NYSE or any other major stock exchange without the consent of the SPAC Representative and the holders of a majority of the outstanding Class B CVRs (with the Class B CVRs to additionally be subject to the transfer restrictions set forth in this Subscription Agreement and the Other Subscription Agreements), (v) add into the BCA and related ancillary agreements both (A) the SPAC Representative as party thereto to represent the interests of the shareholders of the SPAC prior to the Transaction Closing and the other shareholders of the Company (other than the Target Shareholders) and (B) the Target Representative as party thereto to represent the interests of the Target Shareholders, in each case, with respect to certain matters under the BCA and related ancillary agreements after the Transaction Closing, including the determinations, enforcement and administration with respect to the Earnout Shares and related rights of the CVRs, and (vi) extend the Outside Date (as defined in the BCA) of the BCA from April 13, 2022 to July 13, 2022 (subject to further extension in accordance with the terms thereof). For illustrative purposes only, attached as Schedule 1 hereto is a term sheet summary of the key terms relating to the Earnout Shares and the CVRs.

In connection therewith, Subscriber, the Company and Target are amending and restating the Original Subscription Agreement pursuant to this Amended and Restated Subscription Agreement (this “Subscription Agreement”), and Subscriber, the Company and Target now agree as follows:

1. Subscription.

(a) Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company, and the Company agrees to issue and sell to Subscriber, such number of PIPE Subunits as is set forth on the signature page of this Subscription Agreement (the “Subscribed Subunits”) at the Purchase Price per PIPE Subunit and on the terms provided for herein.

(b) Notwithstanding anything to the contrary contained in this Subscription Agreement, if after the date of the Original Subscription Agreement, Subscriber has acquired or hereafter acquires ownership of Public Subunits in the open market or in privately negotiated transactions with third parties (along with any related rights to redeem or convert such Public Subunits in connection with any redemption conducted by the Company in accordance with the Company’s organizational documents and the IPO Prospectus in conjunction with the Transaction Closing (the “Closing Redemption”) or in conjunction with an amendment of the Company’s organizational documents to extend its deadline to consummate its Business Combination (as defined below) (an “Extension Redemption”, and the Closing Redemption or any Extension Redemption, a “Redemption”)) at least prior to the Company’s meeting of shareholders to approve the Transaction (the “Transaction Meeting”) and Subscriber does not redeem or convert such Public Subunits in connection with any Redemption (including revoking any prior redemption or conversion elections made with respect to such Public Subunits) (such Public Subunits, “Non-Redeemed Subunits”), the number of Subscribed Subunits for which Subscriber is obligated and has the right to purchase under this Subscription Agreement shall be reduced by the number of Non-Redeemed Subunits; provided, that promptly upon the Company’s request, Subscriber will provide the Company with documentary evidence reasonably requested by the Company to evidence such Non-Redeemed Subunits.

(c) The parties agree that for each (i) Subscribed Subunit purchased by Subscriber and (ii) Non-Redeemed Subunit owned and not redeemed by Subscriber through the Transaction Closing in accordance with Section 1(b) above, at the Transaction Closing, Target will issue to Subscriber one-half (½) of one Class B CVR (with the aggregate number of Class B CVRs issued under this Subscription Agreement rounded down to the nearest whole Class B CVR) (the Class B CVRs to be issued to Subscriber under this Subscription Agreement, along with the Subscribed Subunits, collectively the “Subscribed Securities”). As to be set forth in the Contingent Value Rights Agreement (as defined in the BCA), each Class A CVR and Class B CVR will automatically terminate and be cancelled upon the final disbursement of all Escrow Shares from the Earnout Escrow Account for either distribution to the Target Shareholders or to Target for cancellation and, if any Escrow Shares are disbursed to Target for cancellation, after reissuance and redelivery of equivalent securities and properties to the CVR Rights Agent and the CVR Rights Agent’s distribution of the same to holders of CVRs, in each case, in accordance with the BCA, the Escrow Agreement and the Contingent Value Rights Agreement.

(d) Notwithstanding anything to the contrary set forth in this Subscription Agreement, Subscriber may, at its sole election by providing written notice thereof (the “Subscription Reduction Notice”) to the Company before the final definitive proxy statement for the Transaction Meeting is mailed by the Company to its shareholders (the “Subscription Reduction Notice Deadline”), with Subscriber having had no less than five (5) days’ advance notice of such intended mailing date and with the Closing being no sooner than fourteen (14) days after such mailing date, reduce its obligations to purchase PIPE Subunits under this Subscription Agreement by such number of PIPE Subunits as set forth in the Subscription Reduction Notice (with such revised number of subscribed PIPE Subunits becoming the “Subscribed Subunits” for purposes of this Subscription Agreement) (the “Subscription Reduction”); provided, that in the event that the number of Subscribed Subunits under this Subscription Agreement after giving effect to the Subscription Reduction and the total number of subscribed PIPE Subunits by Other Subscribers under Other Subscription Agreements, after giving effect to any similar rights of Other Subscribers under Other Subscription Agreements to reduce their subscription obligations thereunder (an “Other Subscriber Subscription Reduction”), would in the aggregate be less than sixty percent (60%) of the aggregate of the total number of Subscribed Subunits set forth on the signature page to this Subscription Agreement and the total number of subscribed PIPE Subunits set forth on the signature pages to the Other Subscription Agreements (the “Total PIPE Subunits”), then the total number of PIPE Subunits subscribed under this Subscription Agreement and under Other Subscription Agreements (where the Other Subscriber has elected an Other Subscribed Subscription Reduction) which is subject to reduction as a result of the Subscription Reduction or Other Subscriber Subscription Reduction, as applicable, shall be reduced pro rata (based on the number of PIPE Subunits requested for reduction by each of Subscriber under this Subscription Agreement and the Other Subscribers under the Other Subscription Agreements) so that the total number of subscribed PIPE Subunits under this Subscription Agreement and all Other Subscription Agreements is no less than sixty percent (60%) of the Total PIPE Subunits. Notwithstanding the foregoing, Subscriber may revoke the Subscription Reduction Notice (and the related Subscription Reduction) by providing written notice thereof to the Company at any time prior to the Closing, subject to the Company’s prior written consent to such revocation.

2. Closing; Delivery of Subscribed Subunits.

(a) The closing of the sale of Subscribed Subunits contemplated hereby (the “Closing”, and the date on which the Closing actually occurs, the “Closing Date”) is contingent upon the substantially concurrent consummation of the Transaction Closing. The Closing shall occur on the date of, and immediately prior to, the Transaction Closing.

(b) The Company shall provide written notice (which may be via email) to Subscriber (the “Closing Notice”) that the Company reasonably expects the Transaction Closing to occur on a date specified in the notice (the “Scheduled Closing Date”) that is not less than three (3) business days after the date of the Closing Notice, which Closing Notice shall contain the Company’s wire instructions for an escrow account (the “Escrow Account”) established by the Company with a third party escrow agent (the “Escrow Agent”) to be identified in the Closing Notice. The failure of the Closing to occur on the Scheduled Closing Date shall not terminate this Subscription Agreement or otherwise relieve either party of any of its obligations hereunder. At least two (2) business days prior to the Scheduled Closing Date, Subscriber shall deliver to the Escrow Account the aggregate Purchase Price for the Subscribed Subunits (the “Aggregate Purchase Price”) by wire transfer of U.S. dollars in immediately available funds. The wire transfer shall identify Subscriber, and unless otherwise agreed by the Company, the funds shall be wired from an account in Subscriber’s name. Upon the Closing, the Company shall provide instructions to the Escrow Agent to release the funds in the Escrow Account to the Company against delivery to Subscriber of the Subscribed Subunits, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws or those incurred by Subscriber), in book-entry form as set forth in Section 2(c) below. If this Subscription Agreement is terminated prior to the Closing and any funds have already been sent by Subscriber to the Escrow Account, or the Closing Date does not occur within three (3) business days after the Scheduled Closing Date specified in the Closing Notice, the Company shall or shall cause the Escrow Agent to promptly (but not later than five (5) business days after the Scheduled Closing Date specified in the Closing Notice), return the funds delivered by Subscriber for payment of the Subscribed Subunits by wire transfer in immediately available funds to the account specified in writing by Subscriber (provided, that the failure of the Closing Date to occur within such three (3) business day period and the return of the relevant funds shall not relieve Subscriber from its obligations under this Subscription Agreement for a subsequently rescheduled Closing Date determined by the Company in good faith).

(c) Promptly after the Closing, the Company shall deliver (or cause the delivery of) the Subscribed Subunits to Subscriber (or its permitted assignee) in book-entry form with restrictive legends for the number of Subscribed Subunits as set forth on the signature page (subject to a Subscription Reduction) to Subscriber as indicated on the signature page or to a custodian designated by Subscriber, as applicable, as indicated below, and Target shall do the same after the Transaction Closing with respect to the Class B CVRs to be issued by Target hereunder; provided, that, at the Transaction Closing, as contemplated by and in accordance with the terms set forth in the BCA, each Subscribed Subunit shall automatically be split into its component parts of one Company Ordinary Share and one-quarter (¼) of a Company Public Warrant, and then (x) such Company Ordinary Shares will be cancelled and convert into the right to receive one (1) Target Ordinary Share and one (1) Class A CVR for each whole Company Ordinary Share owned by Subscriber as of the Transaction Closing, and (y) such Company Public Warrants will be cancelled and convert into the right to receive one (1) Target Public Warrant for each whole Company Public Warrant owned by Subscriber as of the Transaction Closing, and any reference in this Subscription Agreement to the Subscribed Subunits from and after the Transaction Closing shall include the Target Ordinary Shares, Class A CVRs and Target Public Warrants issued in exchange therefor in the Transaction Closing (after the detachment of the Subunits).

3. Closing Conditions. In addition to the condition set forth in Section 2(a) above:

(a) The Closing is also subject to the satisfaction or valid waiver by each party of the conditions that, on the Closing Date:

(i) no suspension of the qualification of the Subscribed Subunits for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred and be continuing (other than in contemplation of the Target Ordinary Shares, Class A CVRs and Target Public Warrants to be issued in exchange therefor at the Closing);

(ii) no governmental authority of competent jurisdiction with respect to the sale of the Subscribed Subunits shall have enacted, rendered, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby; and

(iii) all material conditions precedent to the Transaction Closing set forth in the BCA shall have been satisfied (as determined in good faith by the parties to the BCA) or waived by the parties thereto in accordance with the requirements of the BCA (other than those conditions which, by their nature, are to be satisfied at the Transaction Closing).

(b) The obligations of the Company to consummate the Closing are also subject to the satisfaction or valid waiver by the Company of the additional conditions that, on the Closing Date:

(i) all representations and warranties of Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) as of such date), and consummation of the Closing, shall constitute a reaffirmation by Subscriber of each of the representations, warranties and agreements of Subscriber contained in this Subscription Agreement as of the Closing Date; and

(ii) Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to Closing.

(c) The obligations of Subscriber to consummate the Closing are also subject to the satisfaction or valid waiver by Subscriber of the additional conditions that, on the Closing Date:

(i) all representations and warranties of the Company and Target contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined below), which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of such date), and consummation of the Closing, shall constitute a reaffirmation by the Company and Target of each of the representations, warranties and agreements of the Company and Target, as applicable, contained in this Subscription Agreement as of the Closing Date;

(ii) the Company and Target shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to Closing;

(iii) the Target Ordinary Shares and the Target Public Warrants issued in exchange for the Subscribed Subunits in the Transaction Closing have been approved for listing on the Nasdaq Capital Market (“Nasdaq”) (or, at the election of the Company, the New York Stock Exchange (“NYSE”)), subject to official notice of issuance (for the avoidance of doubt, there is no requirement that any CVRs be so listed); and

(iv) the Company or Target shall have delivered a First Amendment to Lock-Up Agreement in substantially the form attached as Exhibit B hereto (each, a “Lock-Up Amendment”) for each Target shareholder that executed and delivered a Lock-Up Agreement with the Target in connection with the BCA (a “Locked-Up Shareholder”) (or alternatively with other Target shareholders that own in the aggregate with the Locked-Up Shareholders delivering such Lock-Up Amendments at least the same ownership percentage of Target as the Locked-Up Shareholders), with such Lock-Up Amendment duly executed by such Target shareholder(s) and Target.

4. Company Representations and Warranties. Each of the Company and Target represents and warrants to Subscriber that:

(a) Each of the Company and Target is a company duly organized, validly existing and in good standing under the laws of the Cayman Islands and has the corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b) The Subscribed Securities have been duly authorized and, when issued and delivered to Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement, the Subscribed Securities will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s (or, with respect to the Class B CVRs, Target’s) organizational documents or under the laws of the Cayman Islands.

(c) This Subscription Agreement has been duly authorized, executed and delivered by such company and is enforceable against such company in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(d) Assuming the accuracy of Subscriber’s representations and warranties in Section 5, the execution, delivery and performance of this Subscription Agreement and the consummation by the Company and Target of the transactions that are the subject of this Subscription Agreement (including the issuance and sale of the Subscribed Securities) in compliance herewith will be done in accordance with the rules of Nasdaq (or NYSE, as applicable) and none of the foregoing will result in (i) a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, license, lease or any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company is subject, which would have a material adverse effect on the business, properties, financial condition, shareholders’ equity or results of operations of the Company or Target (a “Material Adverse Effect”) or materially affect the validity of the Subscribed Securities or the legal authority or ability of the Company or Target to perform in all material respects its obligations under the terms of this Subscription Agreement; (ii) any violation of the provisions of the organizational documents of the Company or Target; or (iii) any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company, Target or any of their respective properties that would have a Material Adverse Effect or materially affect the validity of the Subscribed Securities or the legal authority or ability of the Company and Target to perform in all material respects it obligations under the terms of this Subscription Agreement, subject, in the case of the foregoing clauses (i) and (iii) with respect to the consummation of the transactions therein contemplated.

(e) Except for or in respect of any changes (including any revisions to or restatements of SEC Reports (as defined below) or financial statements contained therein) to (i) the Company’s historical accounting of the Company’s warrants as equity rather than as liabilities as a result of the Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies that was issued by the SEC on April 12, 2021, and related guidance by the SEC, (ii) the Company’s accounting or classification of the Company’s outstanding redeemable capital stock as temporary, as opposed to permanent, equity that may be required as a result of related statements by the SEC staff or recommendations or requirements of the Company’s auditors, or (iii) the Company’s historical or future accounting relating to any other guidance from the SEC staff after the date hereof relating to non-cash accounting matters (the foregoing clauses (i) through (iii), collectively, the “SEC SPAC Accounting Changes”), and except for any delays in the filing of the Company’s periodic reports as they come due (which, as of the date hereof, have all since been filed with the SEC), as of their respective dates, all reports (the “SEC Reports”) filed or required to be filed by the Company with the SEC complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed as of the time of the execution of this Subscription Agreement and at the time of the Transaction Closing, contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The parties acknowledge and agree that any restatement, revision or other modification of the Company’s financial statements or the SEC Reports as a result of any SEC SPAC Accounting Changes shall be deemed not material for purposes of this Subscription Agreement. Except for any SEC SPAC Accounting Changes, the financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods presented, subject, in the case of unaudited statements, to normal, year-end audit adjustments and the absence of complete footnotes.

(f) The Company has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other person to any broker’s or finder’s fee or any other commission or similar fee in connection with the transactions contemplated by this Subscription Agreement for which Subscriber could become liable (it being understood that Subscriber will effectively bear its pro rata share of any such expense indirectly as a result of its investment in the Company). Other than compensation paid or payable to I-Bankers Securities Inc. (“IBS”) and PartnerCap Securities, LLC (“PCS”), as placement agents (collectively the “Placement Agents”), the Company is not aware of any person that has been or will be paid (directly) remuneration for solicitation of purchasers in connection with the sale of any PIPE Subunits in the Offering.

(g) Assuming the accuracy of the representations and warranties of the Subscriber in Section 5, neither the Company nor Target is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the issuance of the Subscribed Securities pursuant to this Subscription Agreement, other than (i) filings with the SEC, (ii) filings required by applicable state securities laws, (iii) the filings required in accordance with the terms of this Subscription Agreement, (iv) those required by the Nasdaq (or NYSE, as applicable), and (v) those filings as to which the failure to obtain would not be reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(h) Each of the Company and Target is in compliance with all applicable laws, except where such non-compliance would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor Target has received any written communication from a governmental authority that alleges that the Company or Target, respectively, is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(i) The Company is not, and immediately after receipt of payment for the Subscribed Securities, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(j) Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 5, in connection with the offer, sale and delivery of the Subscribed Securities in the manner contemplated by this Subscription Agreement, it is not necessary to register the Subscribed Securities under the Securities Act. The Subscribed Securities (i) were not offered to Subscriber by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.

(k) Except for such matters as have not had and would not reasonably be expected to have a Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator pending, or, to the knowledge of the Company or Target, threatened in writing against the Company or Target or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against the Company or Target.

(l) The Company understands that the foregoing representations and warranties shall be deemed material to and have been relied upon by Subscriber.

5. Subscriber Representations, Warranties and Covenants. Subscriber represents and warrants to the Company that:

(a) Subscriber is either a U.S. investor or non-U.S. investor as set forth under its name on the signature page hereto, and accordingly represents the applicable additional matters under clause (i) or (ii) below:

(i) Applicable to U.S. investors: At the time Subscriber was offered the Subscribed Securities, it was, and as of the date hereof, Subscriber is (i) a “qualified institutional buyer” (within the meaning of Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a) of Regulation D under the Securities Act) as indicated in the questionnaire attached as Exhibit A hereto, and (ii) is acquiring the Subscribed Securities only for its own account and (iii) not for the account of others, and not on behalf of any other account or person or with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. Subscriber is not an entity formed for the specific purpose of acquiring the Subscribed Securities.

(ii) Applicable to non-U.S. investors: Subscriber understands that the sale of the Subscribed Securities is made pursuant to and in reliance upon Regulation S promulgated under the Securities Act (“Regulation S”). Subscriber is not a U.S. Person (as defined in Regulation S), it is acquiring the Subscribed Securities in an offshore transaction in reliance on Regulation S, and it has received all the information that it considers necessary and appropriate to decide whether to acquire the Subscribed Securities hereunder outside of the U.S. Subscriber is not relying on any statements or representations made in connection with the transactions contemplated hereby other than representations contained in this Subscription Agreement. Subscriber understands and agrees that Subscribed Securities sold pursuant to Regulation S may be subject to restrictions thereunder, including compliance with the distribution compliance period provisions therein.

(b) Subscriber understands that the Subscribed Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Subscribed Securities delivered at the Closing will not have been registered under the Securities Act. Subscriber understands that the Subscribed Securities may not be resold, transferred, pledged (except in ordinary course prime brokerage relationships to the extent permitted by applicable law) or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act except (i) to the Company (or after the Transaction Closing, Target) or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the U.S. within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the U.S., and that any certificates (if any) or any book-entry securities representing the Subscribed Securities delivered at the Closing shall contain a legend or restrictive notation to such effect. Subscriber acknowledges that the Subscribed Securities will not immediately be eligible for resale pursuant to Rule 144 promulgated under the Securities Act. Subscriber understands and agrees that the Subscribed Securities, until registered under an effective registration statement, will be subject to transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Subscribed Securities and may be required to bear the financial risk of an investment in the Subscribed Securities for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Subscribed Securities. Subscriber further understands and acknowledges that the Class B CVRs to be issued by Target under this Subscription Agreement are subject to additional restrictions on transfer by Subscriber as set forth in Section 11 below.

(c) Subscriber understands and agrees that Subscriber is purchasing Subscribed Subunits directly from the Company. Subscriber further acknowledges that there have been no representations, warranties, covenants and agreements made to Subscriber by the Company, the Target or any of their respective officers or directors, expressly (other than those representations, warranties, covenants and agreements included in this Subscription Agreement) or by implication. Except for the representations, warranties and agreements of the Company and Target expressly set forth in this Subscription Agreement, Subscriber is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the Transaction, the Subscribed Securities and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company and Target, including all business, legal, regulatory, accounting, credit and tax matters.

(d) Subscriber’s acquisition and holding of the Subscribed Securities will not constitute or result in a non-exempt prohibited transaction under Section 406 of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

(e) Subscriber acknowledges and agrees that Subscriber has received such information as Subscriber deems necessary in order to make an investment decision with respect to the Subscribed Securities. Without limiting the generality of the foregoing, Subscriber acknowledges that it has received and carefully reviewed the following items (collectively, the “Disclosure Documents”): (i) the IPO Prospectus, (ii) each filing made by the Company or Target with the SEC following the filing of the IPO Prospectus through the date of this Subscription Agreement, (iii) the BCA, a copy of which has been filed by the Company with the SEC, and (iv) the investor presentation by the Company and Target (the “Investor Presentation”), a copy of which has been furnished by the Company to the SEC. The undersigned understands the significant extent to which certain of the disclosures contained in items (i) and (ii) above shall not apply following the Transaction Closing. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask the Company’s management questions, receive such answers and obtain such information as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Subscribed Securities. Subscriber has conducted its own investigation of the Company, Target and the Subscribed Securities and Subscriber has made its own assessment and have satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Subscribed Securities. Subscriber further acknowledges that the information contained in the Disclosure Documents is subject to change, and that any changes to the information contained in the Disclosure Documents, including any changes based on updated information or changes in terms of the Transaction, shall in no way affect Subscriber’s obligation to purchase the Subscribed Securities hereunder, except as otherwise provided herein, and that, in purchasing the Subscribed Securities, Subscriber is not relying upon any projections contained in the Investor Presentation.

(f) Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Subunits, including those set forth in the Disclosure Documents and in the SEC Reports. Subscriber is a sophisticated investor, experienced in investing in private placement transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and has exercised independent judgment in evaluation its participation in the purchase of the Subscribed Securities. Subscriber has determined based on its own independent review, and has sought such professional advice as it deems appropriate, that its purchase of the Subscribed Securities (i) are fully consistent with its financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to Subscriber, (iii) have been duly authorized and approved by all necessary action, (iv) do not and will not violate or constitute a default under its charter, by-laws or other constituent document or under any law, rule, regulation, agreement or other obligation by which Subscriber is bound and (v) are a fit, proper and suitable investment for Subscriber, notwithstanding the substantial risks inherent in investing in or holding the Subscribed Securities. Subscriber is able to bear the substantial risks associated with its purchase of the Subscribed Securities, including the loss of its entire investment therein.

(g) Subscriber became aware of this Offering of the PIPE Subunits (and Class B CVRs) solely by means of direct contact between Subscriber and the Company, the Placement Agents or a representative of the Company or the Placement Agents, and the Subscribed Securities were offered to Subscriber solely by direct contact between Subscriber and the Company, the Placement Agents or a representative of the Company or the Placement Agents. Subscriber acknowledges that the Company represents and warrants that the PIPE Subunits (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. Subscriber has a substantive pre-existing relationship with the Company, Target or their respective affiliates or the Placement Agents for this Offering of the PIPE Subunits and Class B CVRs. Neither Subscriber, nor any of its directors, officers, employees, agents, shareholders or partners has either directly or indirectly, including through a broker or finder, (i) to its knowledge, engaged in any general solicitation, or (ii) published any advertisement in connection with the Offering.

(h) In making its decision to purchase the Subscribed Securities, Subscriber has relied solely upon independent investigation made by Subscriber and the representations and warranties of the Company and Target set forth herein. Without limiting the generality of the foregoing, Subscriber has not relied on any statements or other information provided by the Placement Agents concerning the Company, Target or the Subscribed Securities or the offer and sale of the Subscribed Securities. Subscriber acknowledges and agrees that Subscriber had access to, and an adequate opportunity to review, financial and other information as Subscriber deems necessary in order to make an investment decision with respect to the Subscribed Securities.

(i) Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of this Offering of the Subscribed Securities or made any findings or determination as to the fairness of this investment or the accuracy or adequacy of the SEC Filings.

(j) If an entity, Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation.

(k) The execution, delivery and performance by Subscriber of this Subscription Agreement are within the powers of Subscriber, have been duly authorized and will not constitute or result in a breach or default under or conflict with any federal or state law, statute, rule or regulation applicable to Subscriber, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which Subscriber is a party or by which Subscriber is bound, and, if Subscriber is not an individual, will not violate any provisions of Subscriber’s organizational documents. The signature on this Subscription Agreement is genuine, and the signatory, if Subscriber is an individual, has legal competence and capacity to execute the same or, if Subscriber is not an individual the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms.

(l) Neither the due diligence investigation conducted by Subscriber in connection with making its decision to acquire the Subscribed Securities nor any representations and warranties made by Subscriber herein shall modify, amend or affect Subscriber’s right to rely on the truth, accuracy and completeness of the Company’s and the Target’s representations and warranties contained herein.

(m) Subscriber is not (i) a person named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the U.S. and administered by OFAC (“OFAC List”), owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List, or a person prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank or (iv) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the U.S. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. If Subscriber is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Subscribed Securities were legally derived.

(n) Neither Subscriber, nor, to the extent it has them, any of its equity holders, managers, general or limited partners, directors, affiliates or executive officers (collectively with Subscriber, the “Covered Persons”), are subject to any of the “Bad Actor” disqualifications described in Rule 506(d) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). Subscriber has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event. The acquisition of the Subscribed Securities by Subscriber will not subject the Company to any Disqualification Event.

(o) No disclosure or offering document has been prepared by the Placement Agents in connection with the offer and sale of the Subscribed Securities. Subscriber agrees that the Placement Agents and each of their respective members, directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Company, the Target or the Subscribed Securities or the accuracy, completeness or adequacy of any information supplied to Subscriber by the Company. In connection with the issue and purchase of the Subscribed Securities, the Placement Agents have not acted as Subscriber’s financial advisor or fiduciary.

(p) Subscriber acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to the Company.

(q) Subscriber has, and on each date any portion of the Aggregate Purchase Price would be required to be funded to the Company pursuant to this Subscription Agreement will have, sufficient immediately available funds to pay the Aggregate Purchase Price.

(r) If Subscriber is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to Section 4975 of the Code, or an employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or Section 4975 of the Code, Subscriber represents and warrants that (i) neither the Company, nor any of its respective affiliates has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Subscribed Securities, and none of the Company or any of its respective affiliates shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Subscribed Securities and (ii) the acquisition and holding of the Subscribed Securities.

(s) Subscriber hereby acknowledges and agrees that it will not, and will cause each person acting at Subscriber’s direction or pursuant to any understanding with Subscriber to not, directly or indirectly offer, sell, pledge, contract to sell or sell any option to purchase, or engage in hedging activities or execute any “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act, in each case that result in Subscriber having a net short cash position in respect of the Subunits until the Closing (or such earlier termination of this Subscription Agreement in accordance with its terms). For the avoidance of doubt, nothing contained herein shall prohibit Subscriber from (i) any purchase of securities by Subscriber, its controlled affiliates or any person or entity acting on behalf of Subscriber or any of its controlled affiliates in an open market transaction after the execution of this Subscription Agreement, or (ii) any sale (including the exercise of any redemption right) of securities of the Company (A) held by Subscriber, its controlled affiliates or any person or entity acting on behalf of Subscriber or any of its controlled affiliates prior to the execution of this Subscription Agreement or (B) purchased by Subscriber, its controlled affiliates or any person or entity acting on behalf of Subscriber or any of its controlled affiliates in an open market transaction after the execution of this Subscription Agreement. Notwithstanding the foregoing, (1) nothing herein shall prohibit other entities under common management with Subscriber that have no knowledge of this Subscription Agreement or of Subscriber’s participation in the Offering or the Transaction (including Subscriber’s controlled affiliates and/or affiliates) from entering into any “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act and (2) in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets and the portfolio managers have no knowledge of the investment decisions made by the portfolio managers managing other portions of such Subscriber’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Subunits covered by this Subscription Agreement.

(t) Subscriber understands that the foregoing representations and warranties shall be deemed material to and have been relied upon by the Company.

6. Registration Rights.

(a) Target agrees that, within thirty (30) calendar days after the Closing, Target will file with the SEC (at Target’s sole cost and expense) a registration statement (the “Registration Statement”) registering the resale of Target Ordinary Shares, Class A CVRs and Target Public Warrants issued at the Transaction Closing in exchange for the Subscribed Subunits (the “Registrable Securities”; provided, that for the avoidance of doubt, the “Registrable Securities” hereunder will not include the Class B CVRs), and Target shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof. Target agrees that it will use its commercially reasonable efforts to cause such Registration Statement or another registration statement (which may be a “shelf” registration statement) to remain effective until the earlier of (i) two years from the issuance of the Registrable Securities, (ii) the date on which Subscriber ceases to hold the Registrable Securities covered by such Registration Statement, or (iii) on the first date on which Subscriber can sell all of its Registrable Securities under Rule 144 promulgated under the Securities Act (“Rule 144”) without limitation as to the manner of sale or the amount of such equity interests that may be sold. Subscriber agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of the Registrable Securities to Target (or its successor) upon request to assist Target in making the determination described above. Target’s obligations to include the Registrable Securities in the Registration Statement are contingent upon Subscriber furnishing in writing to Target such information regarding Subscriber, the Registrable Securities of Target held by Subscriber and the intended method of disposition of the Registrable Securities as shall be reasonably requested by Target to effect the registration of the Registrable Securities, and shall execute such documents in connection with such registration as Target may reasonably request that are customary of a selling stockholder in similar situations. If the SEC prevents Target from including any or all of the Registrable Securities proposed to be registered for resale under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of Target’s Registrable Securities by the applicable stockholders or otherwise, (i) such Registration Statement shall register for resale such number of Target registrable securities which is equal to the maximum number of Target registrable securities as is permitted by the SEC and (ii) the number of Target registrable securities to be registered for each selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders. Target will provide a draft of the Registration Statement to Subscriber for review reasonably in advance of filing the Registration Statement. In no event shall Subscriber be identified as a statutory underwriter in the Registration Statement unless requested by the SEC; provided, that if the SEC requests that Subscriber be identified as a statutory underwriter in the Registration Statement, Subscriber will have an opportunity to withdraw from the Registration Statement. “Registrable Securities” shall include the Registrable Securities acquired pursuant to this Subscription Agreement and any other equity security of the of Target issued or issuable with respect to the Registrable Securities by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise, but not, for the avoidance of doubt, any other equity security of the Target owned or acquired by Subscriber. For as long as Subscriber holds the Registrable Securities issued pursuant to this Subscription Agreement, Target will (A) make and keep public information available, as those terms are understood and defined in Rule 144, (B) file in a timely manner all reports and other documents with the SEC required under the Exchange Act, as long as Target remains subject to such requirements, and (C) provide all customary and reasonable cooperation necessary, in each case, to enable Subscriber to resell the Registrable Securities pursuant to the Registration Statement or Rule 144 (when Rule 144 becomes available to Subscriber), as applicable.

(b) Target shall, at its sole expense, advise Subscriber within five (5) business days: (i) when a Registration Statement or any amendment thereto has been filed with the SEC and when a Registration Statement or any post-effective amendment thereto has become effective; (ii) after it shall have received notice or obtained knowledge thereof, of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose; (iii) of the receipt by Target of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (iv) subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein do not include any untrue statements of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading. Upon the occurrence of any event contemplated in the foregoing clause (iv), except for such times as Target is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, Target shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) Target may delay filing or suspend the use of any such registration statement if it determines that in order for the registration statement to not contain a material misstatement or omission, an amendment thereto would be needed, or if such filing or use could materially affect a bona fide business or financing transaction of Target or would require premature disclosure of information that could materially adversely affect Target (each such circumstance, a “Suspension Event”); provided, that Target (i) may not delay or suspend the Registration Statement on more than two (2) occasions or for more than seventy-five (75) consecutive calendar days, or more than one hundred twenty (120) total calendar days, in each case during any twelve (12) month period, and (ii) shall use commercially reasonable efforts to make such registration statement available for the sale by Subscriber of such Registrable Securities as soon as practicable thereafter. Upon receipt of any written notice from Target of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that it will (i) immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until Subscriber receives (A) (x) copies of a supplemental or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and (y) notice that any post-effective amendment has become effective or (B) notice from Target that it may resume such offers and sales, and (ii) maintain the confidentiality of any information included in such written notice delivered by Target unless otherwise required by applicable law. If so directed by Target, Subscriber will deliver to Target or destroy all copies of the prospectus covering the Registrable Securities in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply to (i) the extent Subscriber is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (ii) copies stored electronically on archival servers as a result of automatic data back-up.

(d) From and after the Closing, Target agrees to indemnify and hold Subscriber, each person, if any, who controls Subscriber within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of Subscriber within the meaning of Rule 405 under the Securities Act, and each broker, placement agent or sales agent to or through which Subscriber effects or executes the resale of any Registrable Securities (collectively, the “Subscriber Indemnified Parties”), harmless against any and all losses, claims, damages and liabilities (including any reasonable out-of-pocket legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively, “Losses”) incurred by Subscriber Indemnified Parties directly that are caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any other registration statement which covers the Registrable Securities (including, in each case, the prospectus contained therein) or any amendment thereof (including the prospectus contained therein) or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made), not misleading, except to the extent insofar as the same are caused by or contained in any information or affidavit so furnished in writing to Target by Subscriber expressly for use therein. Notwithstanding the forgoing, Target’s indemnification obligations shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of Target (which consent shall not be unreasonably withheld, delayed or conditioned).

(e) From and after the Closing, Subscriber agrees to, severally and not jointly with any other selling stockholders using the applicable registration statement, indemnify and hold Target, and the officers, employees, directors, partners, members, attorneys and agents of Target, each person, if any, who controls Target within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of Target within the meaning of Rule 405 under the Securities Act (collectively, the “Target Indemnified Parties”), harmless against any and all Losses incurred by Target Indemnified Parties directly that are caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any other registration statement which covers the Registrable Securities (including, in each case, the prospectus contained therein) or any amendment thereof (including the prospectus contained therein) or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made), not misleading, to the extent insofar as the same are caused by or contained in any information or affidavit so furnished in writing to Target by Subscriber expressly for use therein. Notwithstanding the forgoing, Subscriber’s indemnification obligations shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of Subscriber (which consent shall not be unreasonably withheld, delayed or conditioned).

7. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of: (a) the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement; (b) such date and time as the BCA is terminated in accordance with its terms; or (c) written notice by either party to the other party to terminate this Subscription Agreement if the transactions contemplated by this Subscription Agreement are not consummated on or prior to the Outside Date (as defined in, and including any extension made in compliance with the terms of, the BCA); provided that (i) nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach, and (ii) the provisions of Sections 8 through 10 of this Subscription Agreement will survive any termination of this Subscription Agreement and continue indefinitely. The Company shall notify Subscriber of the termination of the BCA promptly after the termination of such agreement. Upon the termination of this Subscription Agreement in accordance with this Section 7, any monies paid by Subscriber to the Company for the Aggregate Purchase Price hereunder shall be promptly returned to Subscriber.

8. Trust Account Waiver. Subscriber hereby represents and warrants that it has read the IPO Prospectus and understands that the Company has established a trust account (the “Trust Account”) containing the proceeds of its IPO and the overallotment securities acquired by its underwriters and from certain private placements occurring simultaneously with the IPO (the “IPO Private Placement”) (including interest accrued from time to time thereon) for the benefit of the Company’s public shareholders (including overallotment securities acquired by the Company’s underwriters, the “Public Shareholders”), and that, except as otherwise described in the IPO Prospectus, the Company may disburse monies from the Trust Account only: (a) to the Public Shareholders in the event they elect to redeem their Company shares in connection with the consummation of the Company’s initial business combination (as such term is used in the IPO Prospectus) (the “Business Combination”) or in connection with an extension of its deadline to consummate a Business Combination, (b) to the Public Shareholders if the Company fails to consummate a Business Combination within 12 months after the closing of the IPO and is subject to extension by an amendment to the Company’s organizational documents, (c) with respect to any interest earned on the amounts held in the Trust Account, amounts necessary to pay for any taxes and up to $100,000 in dissolution expenses, or (d) to the Company after or concurrently with the consummation of a Business Combination. For and in consideration of the Company entering into this Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Subscriber hereby agrees on behalf of itself and its affiliates that, notwithstanding anything to the contrary in this Subscription Agreement, neither Subscriber nor any of its affiliates do now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Subscription Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (collectively, the “Released Claims”). Subscriber on behalf of itself and its affiliates hereby irrevocably waives any Released Claims that Subscriber or any of its affiliates may have against the Trust Account (including any distributions therefrom) now or in the future and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of this Subscription Agreement or any other agreement with the Company or its affiliates). Subscriber agrees and acknowledges that such irrevocable waiver is material to this Subscription Agreement and specifically relied upon by the Company and its affiliates to induce the Company to enter in this Subscription Agreement, and Subscriber further intends and understands such waiver to be valid, binding and enforceable against Subscriber and each of its affiliates under applicable law. To the extent Subscriber or any of its affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to the Company or its Representatives, which proceeding seeks, in whole or in part, monetary relief against the Company or its Representatives, Subscriber hereby acknowledges and agrees that Subscriber’s and its affiliates’ sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit Subscriber or its affiliates (or any person claiming on any of their behalves or in lieu of any of them) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. In the event Subscriber or any of its affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to the Company or its Representatives, which proceeding seeks, in whole or in part, relief against the Trust Account (including any distributions therefrom) or the Public Shareholders, whether in the form of money damages or injunctive relief, the Company and its Representatives, as applicable, shall be entitled to recover from Subscriber and its affiliates the associated legal fees and costs in connection with any such action in the event the Company or its Representatives, as applicable, prevails in such action or proceeding. Notwithstanding the foregoing, this Section 8 shall not affect any rights of Subscriber or its affiliates to receive distributions from the Trust Account in their capacities as Public Shareholders upon the redemption of their shares or the liquidation of the Company if it does not consummate a Business Combination prior to its deadline to do so. For purposes of this Subscription Agreement, “Representatives” with respect to any person shall mean such person’s affiliates and its and its affiliate’s respective directors, officers, employees, consultants, advisors, agents and other representatives. Notwithstanding anything to the contrary contained in this Subscription Agreement, the provisions of this Section 8 shall survive the Closing or any termination of this Subscription Agreement and last indefinitely.

9. Miscellaneous.

(a) Neither this Subscription Agreement nor any rights or obligations that may accrue to Subscriber hereunder (other than the Subscribed Subunits acquired hereunder, if any, subject to applicable securities laws) may be transferred or assigned by Subscriber without the prior written consent of the Company, and any purported transfer or assignment without such consent shall be null and void ab initio.

(b) The Company may request from Subscriber such additional information as the Company may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the Subscribed Securities, and Subscriber shall provide such information to the Company promptly upon such request, it being understood by Subscriber that the Company may without any liability hereunder reject Subscriber’s subscription prior to the Closing Date in the event Subscriber fails to provide such additional information requested by the Company to evaluate Subscriber’s eligibility or the Company determines that Subscriber is not eligible. On or prior to the Closing Date, the Company, Target and Subscriber shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Subscription Agreement.

(c) Subscriber acknowledges that the Company, the Placement Agents and others will rely on the acknowledgments, understandings, agreements, representations and warranties of Subscriber contained in this Subscription Agreement as if they were made directly to them. Prior to the Closing, Subscriber agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate such that the conditions set forth in Sections 3(b)(i) and 3(b)(ii) would not be satisfied as of the Closing. Subscriber agrees that the purchase by Subscriber of Subscribed Subunits from the Company will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by Subscriber as of the time of such purchase. Subscriber acknowledges and agrees that each of the Placement Agents is a third-party beneficiary of the representations, warranties and covenants of Subscriber contained in Section 5 of this Subscription Agreement, entitled to enforce the terms hereof against Subscriber as if it were an original party hereto. Except as expressly set forth herein, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.

(d) The Company, Target and each Placement Agent is entitled to rely upon this Subscription Agreement and their respective representations and warranties contained herein and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. Subscriber shall not issue any press release or make any other similar public statement with respect to the transactions contemplated hereby without the prior written consent of the Company (such consent not to be unreasonably withheld or delayed).

(e) All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

(f) This Subscription Agreement may not be amended, modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought. No failure or delay in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or other exercise of any right, power or privilege hereunder.

(g) This Subscription Agreement (but excluding Schedule 1 hereto, which for the avoidance of doubt, is not incorporated herein and shall not have any legal effect) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof (other than any confidentiality agreement entered into by the Company and Subscriber in connection with the Offering), including the Original Subscription Agreement, which is hereby expressly superseded by this Subscription Agreement.

(h) This Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(i) If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect. Upon such determination that any provision is invalid, illegal or unenforceable, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(j) This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(k) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

(l) Subscriber hereby consents to the publication and disclosure in any press release issued by the Company or Form 8-K filed by the Company with the SEC in connection with the execution and delivery of this Subscription Agreement and the filing of any related documentation with the SEC (and, as and to the extent otherwise required by the federal securities laws or the SEC or any other securities authorities, any other documents or communications provided by the Company to any governmental authority or to security holders of the Company) of Subscriber’s identity and beneficial ownership of the Subscribed Securities and the nature of Subscriber’s commitments, arrangements and understandings under and relating to this Subscription Agreement and, if deemed appropriate by the Company, a copy of this Subscription Agreement or the form hereof. Subscriber will promptly provide any information reasonably requested by the Company for any regulatory application or filing made or approval sought in connection with the Transaction or the Closing (including filings with the SEC).

(m) This Subscription Agreement and all actions arising out of or in connection with this Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles relating to conflict of laws that would result in the applicable of the laws of any other jurisdiction. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the state and federal courts seated in New York County, New York (and any appellate courts thereof) in any action or proceeding arising out of or relating to this Subscription Agreement, and each of the parties hereby irrevocably and unconditionally (a) agrees not to commence any such action or proceeding except in such courts, (b) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court, and (d) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other proceeding relating to the transactions contemplated by this Subscription Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 9(n). Nothing in this Section 9(m) shall affect the right of any party to serve legal process in any other manner permitted by law. Each party hereby knowingly, voluntarily and intentionally irrevocably waives the right to a trial by jury in respect to any litigation, dispute, claim, legal action or other legal proceeding based hereon, or arising out of, under, or in connection with, this Subscription Agreement or the Transactions contemplated hereby.

(n) All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered by facsimile or email, with affirmative confirmation of receipt, (iii) one business day after being sent, if sent by reputable, internationally recognized overnight courier service or (iv) three (3) business days after being mailed, if sent by registered or certified mail, prepaid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Company, to: Global SPAC Partners Co. 2093 Philadelphia Pike #1968 Claymont, DE 19703 Attn: Jay Chandan Telephone No.: +44 7799 117254 Email: jay@globalspac.com with a copy (which shall not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas
New York, NY 10105
Attn: Stuart Neuhauser, Esq.
         Matthew A. Gray, Esq.
Email: sneuhauser@egsllp.com
            mgray@egsllp.com
Telephone No.: (212) 370-1300
Facsimile No.: (212) 370-7889

If to Target, to:

Gorilla Technology Group Inc.
7F-1, No.302, Ruey Kuang Road, Neihu,
Taipei, Taiwan, R.O.C.
Attn: Dr. Spincer Koh, CEO
Facsimile No.: +886-2-2627-7698
Telephone No.: +886-2-2627-7996
Email: spkoh@gorilla-technology.com

(a) with a copy (which shall not constitute notice) to:

K&L Gates LLP
30/F, 95 Dun Hua S. Road, Sec. 2
Taipei 106, Taiwan
Attn: James Chen and Billy M.C. Chen
Facsimile No.: +886.2.2326.5188
Telephone No.: +886.2.2325.5838Email: james.chen@klgates.com
billy.chen@klgates.com

and

K&L Gates LLP
599 Lexington Avenue
New York, New York 10022
Attn: Robert S. Matlin and Jonathan M. Barron
Facsimile No.: +1-212-536-3901
Telephone No.: +1-212-536-3900
Email: robert.matlin@klgates.com
jonathan.barron@klgates.com

(b) and, if after the Closing, with additional copies (which shall not constitute notice) to:

Global SPAC Sponsors LLC
2093 Philadelphia Pike #1968
Claymont, DE 19703
Attn: Bryant Edwards, Managing Member
Telephone No.: (650) 560-4753
Email: bryant@spacpartners.com

and

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas
New York, NY 10105
Attn: Stuart Neuhauser, Esq.
Matthew A. Gray, Esq.
Email: sneuhauser@egsllp.com
mgray@egsllp.com
Telephone No.: (212) 370-1300
Facsimile No.: (212) 370-7889

and

Tomoyuki Nii

Izumi Garden Tower 19F
1-6-1 Roppongi, Minato-ku
Tokyo 106-6019, Japan
Attn: Tomoyuki Nii
Facsimile No.: +81 (3) 3589-7958
Telephone No.: +81 (3) 6229-0100
Email: tnii@sbigroup.co.jp

Notice to Subscriber shall be given to the address underneath Subscriber’s name on the signature page hereto.

(o) The headings set forth in this Subscription Agreement are for convenience of reference only and shall not be used in interpreting this Subscription Agreement. In this Subscription Agreement, unless the context otherwise requires: (i) whenever required by the context, any pronoun used in this Subscription Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; and (iii) the words “herein”, “hereto” and “hereby” and other words of similar import in this Subscription Agreement shall be deemed in each case to refer to this Subscription Agreement as a whole and not to any particular portion of this Subscription Agreement. As used in this Subscription Agreement, the term: (x) “business day” shall mean any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business (excluding as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York are generally open for use by customers on such day); (y) “person” shall refer to any individual, corporation, partnership, trust, limited liability company or other entity or association, including any governmental or regulatory body, whether acting in an individual, fiduciary or any other capacity; and (z) “affiliate” shall mean, with respect to any specified person, any other person or group of persons acting together that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified person (where the term “control” (and any correlative terms) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise). For the avoidance of doubt, any reference in this Subscription Agreement to an affiliate of the Company prior to the closing of a Business Combination will include the Company’s sponsor Global SPAC Sponsors LLC.

(p) At Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties may reasonably deem practical and necessary in order to consummate the Offering as contemplated by this Subscription Agreement.

(q) The parties hereto agree that the Placement Agents are express third-party beneficiaries of their express rights in this Subscription Agreement, including Sections 4, 5, 9(c)-(d), 9(f) and 10 of this Subscription Agreement, and that the SPAC Representative and Target Representative will have the direct rights to enforce the terms of Section 11 of this Subscription Agreement after the Closing as express third-party beneficiaries of this Subscription Agreement.

10. Non-Reliance and Exculpation. Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person other than the statements, representations and warranties of the Company and Target contained in this Subscription Agreement in making its investment or decision to invest in the Company and Target. Subscriber acknowledges and agrees that neither any Placement Agent nor any affiliate of any Placement Agent has provided Subscriber with any information or advice with respect to the Subscribed Securities nor is such information or advice necessary or desired. In connection with the issuance of the Subscribed Securities, Subscriber acknowledges and agrees that neither any Placement Agent nor any of their affiliates has acted as a financial advisor or fiduciary to Subscriber. Subscriber agrees that neither (i) any Other Subscriber pursuant to Other Subscription Agreements (including the controlling persons, members, officers, directors, partners, agents, employees or other Representatives of any such Other Subscriber) nor (ii) the Placement Agents, their respective affiliates or any of their or their affiliates’ respective control persons, officers, directors or employees or other Representatives, shall be liable to Subscriber pursuant to this Subscription Agreement for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Subscribed Securities. Subscriber acknowledges that neither the Placement Agents, nor their respective Representatives: (a) shall be liable to Subscriber for any improper payment made in accordance with the information provided by the Company or Target; (b) makes any representation or warranty, or has any responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company or the Target pursuant to this Subscription Agreement or the BCA (together with any related documents, the “Transaction Documents”); or (c) shall be liable to Subscriber (whether in tort, contract or otherwise) (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by this Subscription Agreement or any Transaction Document or (y) for anything which any of them may do or refrain from doing in connection with this Subscription Agreement or any Transaction Document, except for their gross negligence, willful misconduct or bad faith.

11. Transfer Restrictions on Class B CVRs. Subscriber hereby agrees that without the prior written consent of the Target, the Target Representative and the SPAC Representative, Subscriber will not at any time (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, establish or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, or otherwise transfer or dispose of, directly or indirectly, any of the Class B CVRs received by Subscriber under or in connection with this Subscription Agreement (the “Restricted Class B CVRs”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Class B CVRs, whether any such transaction is to be settled by delivery of such Restricted Securities, in cash or otherwise, or (iii) publicly announce the intention to do any of the foregoing, whether any such transaction described in clauses (i), (ii) or (iii) above is to be settled by delivery of Restricted Class B CVRs or other securities, in cash or otherwise (any of the foregoing described in clauses (i), (ii) or (iii), a “Prohibited Transfer”). The foregoing sentence shall not apply to the transfer of any or all of the Restricted Class B CVRs owned by Subscriber (I) to any Permitted Transferee (as defined below), (II) to the Target for cancellation in accordance with the requirements of the Contingent Value Rights Agreement upon such time as when the Class B CVRs have no further rights to receive any Target Ordinary Shares or other securities or properties in respect of forfeited Escrow Shares under the terms of the BCA and the Contingent Value Rights Agreement, or (III) required by virtue of the laws of the Cayman Islands; provided, however, that in the case of any transfer under clause (I), it shall be a condition to such transfer that the transferee executes and delivers to the Company an agreement stating that the transferee is receiving and holding the Restricted Class B CVRs subject to the provisions of this Section 11 applicable to Subscriber, and there shall be no further transfer of such Restricted Class B CVRs except in accordance with this Subscription Agreement. As used in this Subscription Agreement, the term “Permitted Transferee” shall mean: (A) if Subscriber is an entity, as a distribution to limited partners, shareholders, members of, or owners of similar equity interests in Subscriber upon the liquidation and dissolution of Subscriber or, (B) to any affiliate of Subscriber. Subscriber further agrees to execute such agreements as may be reasonably requested by the Company or Target that are consistent with the foregoing or that are necessary to give further effect thereto. For the avoidance of doubt, the term “Restricted Class B CVRs” hereunder will not include any securities or property received by Subscriber from the Target under the BCA and the Contingent Value Rights Agreement with respect to Class B CVRs held by Subscriber. If any Prohibited Transfer is made or attempted contrary to the provisions of this Subscription Agreement, such purported Prohibited Transfer shall be null and void ab initio, and Target shall refuse to recognize any such purported transferee of the Restricted Class B CVRs as a holder thereof for any purpose. Subscriber acknowledges that any certificate or book-entry listing evidencing the Restricted Class B CVRs may be stamped or otherwise imprinted with a customary restrictive legend noting the restrictions on transfer set forth in this Section 11, in addition to any other applicable legends.

{SIGNATURE PAGES FOLLOW}

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Global SPAC Partners Co.

By:
Name:
Title:

Gorilla Technology Group Inc.

By:
Name:
Title:

{Signature Page to Amended and Restated Subscription Agreement}

{SUBSCRIBER SIGNATURE PAGE TO
THE AMENDED AND RESTATED SUBSCRIPTION AGREEMENT}

IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Subscription Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name(s) of Subscriber: ______________________________________________________________________________

Signature of Authorized Signatory of Subscriber: ________________________________________________________

Name of Authorized Signatory: ______________________________________________________________________

Title of Authorized Signatory: _______________________________________________________________________

Address for Notice to Subscriber:

________________________________________________________________________________________

________________________________________________________________________________________

________________________________________________________________________________________

Attention: ________________________________________________________________________________

Email: ___________________________________________________________________________________

Facsimile No.: _____________________________________________________________________________

Telephone No.: ____________________________________________________________________________

Address for Delivery of Subscribed Securities to Subscriber (if not same as address for notice):

________________________________________________________________________________________

________________________________________________________________________________________

________________________________________________________________________________________

Subscription Amount: $ __________________________

Number of Subscribed Subunits: ____________________________

Subscriber status (mark one): ☐ U.S. investor ☐ Non-U.S. investor

EIN Number: _____________________________________________

Exhibit A
to Amended and Restated Subscription Agreement

Accredited Investor Questionnaire

Capitalized terms used and not defined in this Exhibit A shall have the meanings given in the Subscription Agreement to which this Exhibit A is attached.

The undersigned represents and warrants that the undersigned is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”) under the U.S. Securities Act of 1933, as amended (the “Securities Act”), for one or more of the reasons specified below (please check all boxes that apply):

☐	(i)	A natural person whose net worth, either individually or jointly with such person’s spouse or spousal equivalent, at the time of Subscriber’s purchase, exceeds $1,000,000;

The term “net worth” means the excess of total assets over total liabilities (including personal and real property, but excluding the estimated fair market value of Subscriber’s primary home). For the purposes of calculating joint net worth with the person’s spouse or spousal equivalent, joint net worth can be the aggregate net worth of Subscriber and spouse or spousal equivalent; assets need not be held jointly to be included in the calculation. There is no requirement that securities be purchased jointly. A spousal equivalent means a cohabitant occupying a relationship generally equivalent to a spouse.

☐	(ii)	A natural person who had an individual income in excess of $200,000, or joint income with Subscriber’s spouse or spousal equivalent in excess of $300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year;

In determining individual “income,” Subscriber should add to Subscriber’s individual taxable adjusted gross income (exclusive of any spousal or spousal equivalent income) any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

☐	(iii)	A director or executive officer of the Company;

☐	(iv)	A natural person holding in good standing with one or more professional certifications or designations or other credentials from an accredited educational institution that the U.S. Securities Exchange Commission (“SEC”) has designated as qualifying an individual for accredited investor status;

The SEC has designated the General Securities Representative license (Series 7), the Private Securities Offering Representative license (Series 82) and the Licensed Investment Adviser Representative (Series 65) as the initial certifications that qualify for accredited investor status.

☐	(v)	A natural person who is a “knowledgeable employee” as defined in Rule 3c-5(a)(4) under the Investment Company Act of 1940 (the “Investment Company Act”), of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in Section 3 of the Investment Company Act, but for the exclusion provided by either Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act;

☐	(vi)	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

☐	(vii)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

☐	(viii)	An investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 (the “Investment Advisers Act”) or registered pursuant to the laws of a state, or an investment adviser relying on the exemption from registering with the SEC under the Section 203(l) or (m) of the Investment Advisers Act;

☐	(ix)	An insurance company as defined in Section 2(13) of the Exchange Act;

☐	(x)	An investment company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of that Act;

☐	(xi)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐	(xii)	A Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act;

☐	(xiii)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state, or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐	(xiv)	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐	(xv)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐	(xvi)	An organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, business trust, partnership, or limited liability company, or any other entity not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000; and/or

☐	(xvii)	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company.

☐	(xviii)	A “family office” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act with assets under management in excess of $5,000,000 that is not formed for the specific purpose of acquiring the securities offered and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

☐	(xix)	A “family client” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, of a family office meeting the requirements set forth in (xviii) and whose prospective investment in the issuer is directed by a person from a family office that is capable of evaluating the merits and risks of the prospective investment;

☐	(xx)	A “qualified institutional buyer” as defined in Rule 144A under the Securities Act;

☐	(xxi)	An entity, of a type not listed above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000; and/or

☐	(xxii)	An entity in which all of the equity owners qualify as an accredited investor under any of the above subparagraphs.

☐	(xxiii)	Subscriber does not qualify under any of the investor categories set forth in (i) through (xxi) above.

2.1	Type of Subscriber. Indicate the form of entity of Subscriber:

☐	Individual	☐	Limited Partnership
☐	Corporation	☐	General Partnership
☐	Revocable Trust	☐	Limited Liability Company
☐	Other Type of Trust (indicate type):	________________________________
☐	Other (indicate form of organization):	________________________________

2.2.1	If Subscriber is not an individual, indicate the approximate date Subscriber entity was formed: _____________________.

2.2.2	If Subscriber is not an individual, initial the line below which correctly describes the application of the following statement to Subscriber’s situation: Subscriber (x) was not organized or reorganized for the specific purpose of acquiring the Securities and (y) has made investments prior to the date hereof, and each beneficial owner thereof has and will share in the investment in proportion to his or her ownership interest in Subscriber.

______________ True

______________ False

If the “False” line is initialed, each person participating in the entity will be required to fill out a Subscription Agreement.

Subscriber:

Subscriber Name:

By:
Signatory Name:
Signatory Title:
Date:

Exhibit B
to Amended and Restated Subscription Agreement
Form of Lock-Up Amendment

See attachment.